SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
               -------------------------------------------------
                                  May 4, 1998


                                   SYMS CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  New Jersey                         1-8546                      22-2465228
---------------                 ----------------             -------------------
State or other                  (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                 Identification No.)


Syms Way, Secaucus, New Jersey                                           07094
--------------------------------------------------------------------------------
(Address of Principal executive offices)                              (Zip Code)

              Registrant's telephone number, including area code:
              ---------------------------------------------------
                                 (201) 902-9600

Item 5: Other Events

     On May 4, 1998, Syms Corp. (the "Company") announced that its Board of Directors had authorized the repurchase of an aggregate of up to 15% of its outstanding shares of common stock from time to time at prevailing market prices during the current and the following fiscal years ending February 26, 2000.

     Reference is made to the new release of the Company, dated May 4, 1998, attached as an Exhibit hereto and incorporated herein by reference.

Item 7: Financial Statements and Exhibits

     (c)  Exhibits:

     99.1: News Release of the Company dated May 4, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 5, 1998


                                   SYMS CORP.


                                   By: /s/ ANTONE F. MOREIRA
                                       ------------------------------------
                                       Antone F. Moreira
                                       Vice President, Treasurer and
                                          Chief Financial Officer

[SYMS LOGO]
AN EDUCATED CONSUMER
IS OUR BEST CUSTOMER(R)

     FOR IMMEDIATE RELEASE

                                        CONTACT:

                                             ANTONE MOREIRA
                                             CHIEF FINANCIAL OFFICER
                                             (201) 902-9600

                                             DOUGLAS C. MEYER
                                             VICE PRESIDENT, MARKETING
                                             (201) 902-9100


                     SYMS ANNOUNCES SHARE BUY BACK PROGRAM

Secaucus, New Jersey, Monday, May 4, 1998. Syms Corp (NYSE SYM), a leading retailer of off-price men's, women's and children's clothes, announced today that its Board of Directors had authorized the Company to repurchase an aggregate of up to 15% of its outstanding shares of Common Stock at prevailing market prices during the current and the following fiscal years ending February 26, 2000. At least 50% of the shares would be purchased from time to time in the open market. A portion of the balance of the shares may be purchased from Syms family members at the average price paid by the Company for, and in aggregate amounts not exceeding, the open market purchases during the preceding week. Mr. Sy Syms, Chairman of the Board of the Company, who controls approximately 41% of the outstanding shares, has indicated that he does not intent to make open market sales of Syms Common Stock during those periods when open market purchases are being made under the program. The program will be subject to market and general economic conditions and may be suspended from time to time without further notice.

Commenting on the repurchase program, Marcy Syms, the Company's CEO stated: "The Company is doing this now because we are taking advantage of the opportunity to add value for all shareholders by using excess capital, not needed for expansion, to repurchase shares."



         SYMS Corp * One Syms Way, Secaucus, NJ 07094 * (201) 902-9600